UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXXONMOBIL WHAT VIDEO 08 FEB 2021 EXXONMOBIL WHAT VIDEO 08 FEB 2021

The communication below is a video storyboard outlining an ExxonMobil video that will run at the CERAWeek event.

EXXONMOBIL WHAT VIDEO

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INTRO

INTRO MUSIC PLAYS

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INTRO MUSIC PLAYS

EXXONMOBIL WHAT VIDEO INTRO MUSIC PLAYS 4 INTRO MUSIC PLAYS 5 INTRO MUSIC PLAYS 6EXXONMOBIL WHAT VIDEO INTRO MUSIC PLAYS 4 INTRO MUSIC PLAYS 5 INTRO MUSIC PLAYS 6

EXXONMOBIL WHAT VIDEO INTRO MUSIC PLAYS 7 INTRO MUSIC PLAYS 8 INTRO MUSIC PLAYS 9EXXONMOBIL WHAT VIDEO INTRO MUSIC PLAYS 7 INTRO MUSIC PLAYS 8 INTRO MUSIC PLAYS 9

EXXONMOBIL WHAT VIDEO INTRO MUSIC PLAYS 10 VO 11 Every day, VO 12 the people EXXONMOBIL WHAT VIDEO INTRO MUSIC PLAYS 10 VO 11 Every day, VO 12 the people

EXXONMOBIL WHY VIDEO VO 13 of ExxonMobil VO 14 7 work together with VO 15 one goal: EXXONMOBIL WHY VIDEO VO 13 of ExxonMobil VO 14 7 work together with VO 15 one goal:

EXXONMOBIL WHAT VIDEO VO 16 to provide the energy VO 17 and products VO 18 the modern world needs.EXXONMOBIL WHAT VIDEO VO 16 to provide the energy VO 17 and products VO 18 the modern world needs.

EXXONMOBIL WHAT VIDEO VO 19 Every day around the world VO 20 from Guyana VO 21 to the U.S. Permian BasinEXXONMOBIL WHAT VIDEO VO 19 Every day around the world VO 20 from Guyana VO 21 to the U.S. Permian Basin

EXXONMOBIL WHAT VIDEO VO 22 and VO 23 Papua New Guinea - VO 24 we explore for, develop, EXXONMOBIL WHAT VIDEO VO 22 and VO 23 Papua New Guinea - VO 24 we explore for, develop,

EXXONMOBIL WHAT VIDEO VO 25 and produce oil VO 26 and natural gas. VO 27 Every day, we manufacture EXXONMOBIL WHAT VIDEO VO 25 and produce oil VO 26 and natural gas. VO 27 Every day, we manufacture

EXXONMOBIL WHAT VIDEO VO 28 and supply VO 29 essential products, VO 30 high-performance gasoline, EXXONMOBIL WHAT VIDEO VO 28 and supply VO 29 essential products, VO 30 high-performance gasoline,

EXXONMOBIL WHAT VIDEO VO 31 lubricants VO 32 and advanced polymers. VO 33 Every day, EXXONMOBIL WHAT VIDEO VO 31 lubricants VO 32 and advanced polymers. VO 33 Every day,

EXXONMOBIL WHAT VIDEO VO 34 we deploy innovative technologies VO 35 across our VO 36 global operations. EXXONMOBIL WHAT VIDEO VO 34 we deploy innovative technologies VO 35 across our VO 36 global operations.

EXXONMOBIL WHAT VIDEO VO 37 And every day VO 38 our scientists VO 39 and research partners EXXONMOBIL WHAT VIDEO VO 37 And every day VO 38 our scientists VO 39 and research partners

EXXONMOBIL WHAT VIDEO VO 40 work on developing VO 41 tomorrow’s low-emission breakthroughs. VO 42 Advanced biofuels. EXXONMOBIL WHAT VIDEO VO 40 work on developing VO 41 tomorrow’s low-emission breakthroughs. VO 42 Advanced biofuels.

EXXONMOBIL WHAT VIDEO VO 43 Capturing and storing carbon. VO 44 Reducing methane emissions. VO 45 Meeting the EXXONMOBIL WHAT VIDEO VO 43 Capturing and storing carbon. VO 44 Reducing methane emissions. VO 45 Meeting the

EXXONMOBIL WHAT VIDEO VO 46 world’s energy demand. VO 47 Energy for everyone… ExxonMobil FLASHING THROUGH VARIOUS EXXONMOBIL EMPLOYEES 48EXXONMOBIL WHAT VIDEO VO 46 world’s energy demand. VO 47 Energy for everyone… ExxonMobil FLASHING THROUGH VARIOUS EXXONMOBIL EMPLOYEES 48

EXXONMOBIL WHAT VIDEO FLASHING THROUGH VARIOUS EXXONMOBIL EMPLOYEES 49 FLASHING THROUGH VARIOUS EXXONMOBIL EMPLOYEES 50 FLASHING THROUGH VARIOUS EXXONMOBIL EMPLOYEES 51EXXONMOBIL WHAT VIDEO FLASHING THROUGH VARIOUS EXXONMOBIL EMPLOYEES 49 FLASHING THROUGH VARIOUS EXXONMOBIL EMPLOYEES 50 FLASHING THROUGH VARIOUS EXXONMOBIL EMPLOYEES 51

EXXONMOBIL WHAT VIDEO FLASHING THROUGH VARIOUS EXXONMOBIL EMPLOYEES 52 FLASHING THROUGH VARIOUS EXXONMOBIL EMPLOYEES 53 FLASHING THROUGH VARIOUS EXXONMOBIL EMPLOYEES 54 EXXONMOBIL WHAT VIDEO FLASHING THROUGH VARIOUS EXXONMOBIL EMPLOYEES 52 FLASHING THROUGH VARIOUS EXXONMOBIL EMPLOYEES 53 FLASHING THROUGH VARIOUS EXXONMOBIL EMPLOYEES 54

EXXONMOBIL WHAT VIDEO

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ExxonMobil

OUTRO CARD
LOGO APPEARS

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ExxonMobil

Important Additional Information Regarding Proxy Solicitation Exxon Mobil Corporation (“ExxonMobil”) intends to file a proxy statement and associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in ExxonMobil’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 26, 2020, ExxonMobil’s proxy statement for the 2020 Annual Meeting of Shareholders, filed with the SEC on April 9, 2020 and ExxonMobil’s Form 8-K filed with the SEC on December 1, 2020. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the 2020 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.   61640-001€€€€€€€€€ 09Feb2021 11:44 €€€€ QTA€ €€€€€ Page 12 Important Additional Information Regarding Proxy Solicitation Exxon Mobil Corporation (“ExxonMobil”) intends to file a proxy statement and associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in ExxonMobil’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 26, 2020, ExxonMobil’s proxy statement for the 2020 Annual Meeting of Shareholders, filed with the SEC on April 9, 2020 and ExxonMobil’s Form 8-K filed with the SEC on December 1, 2020. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the 2020 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor. 61640-001€€€€€€€€€ 09Feb2021 11:44 €€€€ QTA€ €€€€€ Page 12